UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 8, 2010

Forward Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	000-6669	13-1950672
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road, Suite E Pompano Beach, FL	33064
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 419-9544

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

            On Wednesday, December 8, 2010, Forward Industries, Inc. (the “Company”) issued a press release announcing its results of operations for the fiscal year ended September 30, 2010.

            More complete information relating to results of operations is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010, filed with the Securities and Commission on December 8, 2010.

            The foregoing description is qualified in its entirety by reference to the Company’s Press Release dated December 8, 2010, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

            The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 8.01.       Other Events.

            On December 8, 2010, the Company announced that it has signed a letter of intent to acquire Flash Ventures, Inc., a seller of professional sports and college team-branded consumer electronics peripherals and accessories.

            The Company announced that it will use commercially reasonable efforts to execute a definitive merger agreement as soon as feasible, subject to due diligence, necessary regulatory approvals, and other customary closing conditions, and anticipates that the transaction will close on or before March 31, 2011.

            The foregoing description is qualified in its entirety by reference to the Company’s Press Release dated December 8, 2010, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release
99.2	Press Release

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are subject to risks and uncertainties. Actual results may differ substantially from those expressed or implied in such forward-looking statements due to a number of factors. Readers are cautioned that all forward-looking statements are based on management’s present expectations, estimates and projections, but involve risks and uncertainty, including without limitation, anticipated transaction structure and terms of the transaction, status of the acquisition process, uncertainties in the negotiation of definitive agreements, the due diligence process, the ability to obtain necessary third party consents, as well as general market conditions, competition and pricing. Please refer to the Company’s report on Form 10-K for the year ended September 30, 2009 and subsequent reports on Forms 10-Q and 8-K as filed with the Securities and Exchange Commission for additional information. The Company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2010	By:	/s/ Brett M. Johnson
		Name:	Brett M. Johnson
		Title:	Principal Executive Officer

EXHIBIT INDEX

99.1	Press Release
99.2	Press Release